                                                                   EXHIBIT 10.79

                 LEASE TERMINATION AND COMPENSATION AGREEMENT



                                 in respect of


                      AIRCRAFT OPERATING LEASE AGREEMENTS
                     NO. 111, NO. 112, NO. 113 and NO. 114

                      each dated as of November 11, 1993


                                    between


                 FIRST SECURITY BANK, N.A., formerly known as
                      FIRST SECURITY BANK OF UTAH, N.A.,
                        not in its individual capacity
                        but solely as owner trustee, as

                                    Lessor

                                      and

                        MIDWAY AIRLINES CORPORATION, as

                                    Lessee

                                      and

                           DEBIS AIRFINANCE B.V., as

                               Beneficial Owner.



Aircraft:          Fokker 100 (F28 Mk 0100)
Serial Nos./RN:    11444/N103ML
(respectively)     11445/N104ML
                   11475/N105ML
                    11477/N106ML

Lease Termination and Compensation Agreement (this "Agreement") by and between:


(1) debis AirFinance B.V., a company incorporated under the laws of The Netherlands, having its principal place of business at Evert van de Beekstraat 22, 1118 CL Schiphol Airport, The Netherlands ("debis AF");

(2) Midway Airlines Corporation, a company incorporated under the laws of the State of Delaware, having its principal place of business at 2801 Slater Road, Suite 200, Morrisville, North Carolina 27560 ("Midway" or "Lessee"); and

(3) First Security Bank, N.A., formerly known as First Security Bank of Utah, N.A., a national banking association existing pursuant to the laws of the United States, having its principal place of business at 79 South Main Street, Salt Lake City, Utah 84130-0007, not in its individual capacity (except as expressly set forth in the Leases) but solely as Owner Trustee under the Trust Agreement ("Trustee" or "Lessor").

WHEREAS, debis AF is the beneficial owner of each of the four (4) aircraft identified in Exhibit A attached hereto (each, an "Aircraft" and collectively, the "Aircraft"), by virtue of its ownership of all the outstanding and issued shares of the special purpose companies which are the owners of the Aircraft identified by Serial Numbers 11445 and 11475 and otherwise by virtue of its direct beneficial ownership of the Aircraft identified by Serial Numbers 11444 and 11477; and

WHEREAS, the Trustee and Midway are parties to those certain Aircraft Operating Lease Agreements No. 111, No. 112, No. 113 and No. 114 , each covering one of the Aircraft and each dated as of November 11, 1993 (as amended from time to time, each, a "Lease" and collectively, the "Leases"); and

WHEREAS, Midway, debis AF and the Trustee desire to enter into certain agreements with respect to and/or modifications of the Leases and with respect to certain other matters, subject to the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:


1.   Definitions

     Terms which are capitalized but not defined herein shall have the meaning ascribed to such terms in the Leases.


2.   Revised Expiry Dates; Return of Aircraft

     (a)  Notwithstanding anything to the contrary contained in any Leases,
          Section 1.27 of each Lease is amended so that the Expiry Date shall be any of February 1, 2001, March 1, 2001, May 1, 2001 or June 1, 2001 (provided, however, that each Lease shall have a different Expiry
          Date) which such Expiry Date with respect to each Lease shall be provided by Midway to Lessor no later than January 1, 2001.

     (b) Each Lease is amended by deleting Section 16.1 thereof in its entirety and substituting therefor:

          16.1 (a) On the Expiry Date or upon earlier termination of the Term (unless a Casualty Occurrence shall have occurred with respect to the Aircraft), Lessee shall, at its own expense, redeliver the Aircraft to Lessor at the Redelivery Location or such other airport as is mutually acceptable to the parties, free and clear of all liens and encumbrances (including Permitted Liens other than Lessor Liens) and thereupon cause the Aircraft to be removed from the Register of Civil Aircraft in the State of Registration and Lessee shall return the Aircraft to Lessor together with the Aircraft Documents and all equipment and records supplied pursuant to this Agreement when the Aircraft was delivered to Lessee hereunder.

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     (g)  At least six months prior to the redelivery of each one of the
          Aircraft, Midway shall give debis AF notice of which Aircraft and which engines will be returned on that particular redelivery date.

3.   Payment for Early Termination of the Leases; Settlements and Releases

     (a) Midway agrees to pay to debis AF the amount of US$8,500,000.00 (United States Dollars Eight Million Five Hundred Thousand) as consideration for the early termination of the Leases *** ** **** ************ **
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          ***** ** *** ********* ******* ** **** ********* (the "Early
          Termination Fee"), to be paid as follows: pro rata at re-delivery of each of the Aircraft on the scheduled Expiry Date of the Lease relating to such Aircraft (US$2,125,000 (United States Dollars Two Million One Hundred Twenty-Five Thousand) per Aircraft).

     (b) (i) In the event of a Casualty Occurrence with respect to an Aircraft or Airframe and following Midway's compliance with Section 17.2 of the relevant Lease, the amount payable with respect to the affected Aircraft or Airframe pursuant to Section 3(a) above, US $2,125,000 (United States Dollars Two Million One Hundred Twenty-five Thousand, shall be waived by Lessor and Midway shall be released from any payment obligation with respect thereto.

          (ii) In the event of a Casualty Occurrence with respect to an Engine, Midway's obligation to debis AF under Section 3(a) above shall be reduced by an amount equal to the

* redacted

          "Condition Overage" which shall be calculated by multiplying ****** times (x) any differential between the total number of elapsed cycles on the "Original Engine" (which shall mean the Engine which was the subject of the Casualty Occurrence) minus the total number of elapsed cycles on the "Replacement Engine" (which shall mean the Engine which has been substituted as the replacement engine in accordance with
          Section 5.1.2(a) of the relevant Lease).

4.   Maintenance Reserves

     (a) Upon the execution of this document, Lessor and/or debis AF shall pay to Midway by way of setoff against the Promissory Note as described in
          Section 5 hereof, the sum of $202,569.39 in full and final settlement of all of Midway's claims with respect to APU Maintenance Fund overpayments and reimbursements due to Midway as of November 30, 1999 with respect to the non-Engine Maintenance Funds.

     (b) All funds paid by Midway pursuant to Appendix D, Section 3.1(b) of each Lease constituting Engine Maintenance Accruals shall be applied in accordance with the provisions of each Lease during the term thereof. Upon the termination of each Lease, any remaining Engine Maintenance Accruals shall be the property of Lessor and shall not be payable to Midway.

5.   Promissory Note

          That certain Promissory Note originally dated as of January 31, 1997 as amended and restated as of March 30, 1998 payable by Midway to debis AF is hereby amended ** ****** *** ********* ****** **
          *********** on the date of execution of this Agreement pursuant to the provisions of Section 4(a) hereof. The Note shall continue to bear interest at 8% per annum and shall continue to be repaid at its current monthly amount until March 1, 2001 at which time any unpaid principal, accrued interest and any other amounts shall be due and payable

* redacted

6.   Rolls Royce Agreement.

          At the request of either debis AF or Midway, the other shall use its best efforts to cause Rolls Royce Canada Limitee ("RR") to continue the Agreement relating to the repair of the Rolls Royce Tay Engines currently in place with respect to the Aircraft with respect to a new lessee, provided, however, that such best efforts shall not require debis AF or Lessor to act in any manner which may adversely affect a potential new lease of any of the Aircraft nor shall it require Lessee to pay any amounts to RR or to amend such Agreement in any manner which may adversely affect Midway.


7.   Governing Law

          This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York and without regard to any conflict of law rules. This Agreement is being delivered in the State of New York.


8.   Miscellaneous

     (a) Except as specifically amended or supplemented by this Agreement, the Leases are hereby ratified, approved, confirmed and continued in all respects and all provisions of the Leases as heretofore amended shall remain in full force and effect. The parties hereto acknowledge and confirm that the Leases are intended to be true leases and not a financing arrangement. This Agreement may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     (b) Any disputes arising with respect to this Agreement shall be subject to the provisions of, inter alia, Article 18 of each Lease.


9.   No Course of Dealing

          Execution of this Agreement shall in no way create a course of dealing between the parties hereto. Midway expressly acknowledges that neither debis AF nor the Trustee shall in any way be obligated to extend additional concessions except to the extent agreed to in this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


SIGNED on behalf of

FIRST SECURITY BANK, N.A. (formerly known as First Security Bank of Utah; N.A.), not in its individual capacity but solely as owner trustee

By:   /s/ Greg A. Hawley
Name:     Greg A. Hawley
Title:    Vice President
Date: ______________________________

SIGNED on behalf of

MIDWAY AIRLINES CORPORATION

By:   /s/ Jonathan S. Waller
Name:     Jonathan S. Waller
Title:    Senior Vice President
          General Counsel
Date:_______________________________

SIGNED on behalf of

debis AirFinance B.V.

By:   /s/ Frank Haspel
Name:     Frank Haspel
Title:    Managing Director (CEO)
Date:_______________________________

By:   /s/ John McMahon
Name:     John McMahon
Title:    Senior Vice President - Commercial
Date:_______________________________

                                   Exhibit A

--------------------------------------------------------------------------------
         Aircraft                   Aircraft                Beneficial Owner
      Manufacturer's             Operation Lease
      Serial Number              Agreement Number
--------------------------------------------------------------------------------

         11444                         111                 debis AirFinance B.V.


         11445                         112                    American Aircraft
                                                                Finance I B.V.

         11475                         113                    American Aircraft
                                                                Finance II B.V.

         11477                         114                 debis AirFinance B.V.

--------------------------------------------------------------------------------

                                   Exhibit B



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                                       12